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                                                                    EXHIBIT 10.4




                                   [CPS LOGO]
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                                  LEASE SUMMARY




                            PREMISES:    750 N. PASTORIA, SUNNYVALE, CA
                         SQUARE FEET:    10,560
                  LEASE COMMENCEMENT:    August 1, 2000
                    LEASE EXPIRATION:    July 31, 2004
                            LANDLORD:    Renault & Handley
               LANDLORD CONTACT NAME:    Ray Handley
             LANDLORD CONTACT NUMBER:    (650) 321-3040
                       TERM OF LEASE:    48 months
        TENANT IMPROVEMENT ALLOWANCE:    As-is
                        INITIAL RENT:    $4.50 psf
                    RENT ADJUSTMENTS:    4% annual increases
                    SECURITY DEPOSIT:    $53,453.54 in cash;
                                         $641,000.00 in Letter of Credit






                                  PRESENTED TO
                           Alliance Fiber Optics, Inc.









                                       BY
                                  Wendy Roberts
                                 Brittain Cheney


                  CPS, THE COMMERCIAL PROPERTY SERVICES COMPANY
                          475 EL CAMINO REAL, SUITE 100
                              SANTA CLARA, CA 95050
                                 (408) 615-3400


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                                                                     -----------
                                                                         NET
                                                                     -----------



               Renault & Handley
               INDUSTRIAL  &  COMMERCIAL  REAL  ESTATE



                     THIS LEASE, executed in duplicate at Palo Alto, California, this 26th day of June, 2000, by and between PARTIES
               Renault & Handley Employees Investment Co.

               and

               Alliance Fiber Optic Products, Inc., a California corporation hereinafter referred to respectively as "Lessor" and "Lessee", without regard to number or gender,

PREMISES          1. WITNESSETH: That Lessor hereby leases to Lessee, and Lessee hires from Lessor, those certain premises, hereinafter referred to as "the Premises," situated in the City of Sunnyvale, County of Santa Clara, State of California, and more particularly described as follows:


                     An approximate 10,560 square foot freestanding building
               situated on and including an approximate 0.6-acre lot, commonly known as 750-752 N. Pastoria Avenue.


USE               2. The Premises shall be used and occupied by Lessee solely for the following purposes:

                     Research & Development and manufacturing of fiber optic
               components and general office and for no other purpose without the prior written consent of Lessor.


TERM              3. The term shall be for four (4) years, commencing on  the
               1st day of August, 2000, and ending on the 31st day of July, 2004.


RENTAL            4. Monthly Base Rent shall be payable to the Lessor without defense, deduction or offset at the address set forth in paragraph 23 below, or at such other place or places as may be designated from time to time by the Lessor, in the following amounts:

                     Forty Seven Thousand Five Hundred Twenty and No/100ths
               Dollars ($47,520.00) shall be due upon execution of this Lease constituting Base Rent for August 2000. Forty Seven Thousand Five Hundred Twenty and No/100ths Dollars ($47,520.00) shall be due on September 1, 2000 and on the first day of each succeeding month to and including July 1, 2001. Forty Nine Thousand Four Hundred Twenty and 80/100ths Dollars $49,420.80) shall be due August 1, 2001 and on the first day of each succeeding month to and including July 1, 2002. Fifty One Thousand Three Hundred Ninety Seven and 63/100ths Dollars ($51,397.63) shall be due August 1, 2002 and on the first day of each succeeding month to and including July 1, 2003. Fifty Three Thousand Four Hundred Fifty Three and 54/100ths Dollars ($53,453.54) shall be due August 1, 2003 and on the first day of each succeeding month to and including July 1, 2004.

                     Base Rent shall be paid monthly in advance. In addition,
               Lessee shall pay to Lessor with the Monthly Base Rent, as additional rent, a monthly management fee equal to three percent (3%) of the Monthly Base Rent. All other costs and charges payable by Lessee in accordance with the terms of this Lease (including property taxes, insurance premiums and maintenance costs) shall be deemed to be additional rent.

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SECURITY            5. Lessee has deposited with Lessor $53,453.54  as security
DEPOSIT for the full and faithful performance of each and every term, provision, covenant and condition of this Lease. In the event Lessee defaults in respect of any of the terms, provisions, covenants or conditions of this Lease, including, but not limited to the payment of rent, Lessor may use, apply or retain the whole or any part of such security for the payment of any rent in default or for any other sum which Lessor may spend or be required to spend by reason of Lessee's default. Should Lessee faithfully and fully comply with all of the terms, provisions, covenants and conditions of this Lease, the security or any balance thereof shall be returned to Lessee or, at the option of Lessor, to the last assignee of Lessee's interest in this Lease at the expiration of the term hereof. Lessee shall not be entitled to any interest on said security deposit. SEE PARAGRAPH 37

POSSESSION          6. If Lessor, for any reason whatsoever, cannot deliver
                possession of the Premises to Lessee at the commencement of the said term, as hereinbefore specified, this Lease shall not be void or voidable, nor shall Lessor, or Lessor's agents, be liable to Lessee for any loss or damage resulting therefrom; but in that event the commencement and termination dates of the Lease and all other dates affected thereby shall be revised to conform to the date of Lessor's delivery of possession. Notwithstanding the foregoing, if the period of delay of delivery exceeds thirty (30) days, Lessee, at his or its option, may declare this Lease null and void by notice to Lessor at any time prior to delivery of the Premises.


ACCEPTANCE OF       7. By entry hereunder, the Lessee accepts the Premises from
PREMISES AND    Lessor in its "as is", "where is" condition. Lessor has made no
CONSENT TO      representations or warranties respecting the Premises and
SURRENDER       Lessee has investigated and inspected the Premises and has satisfied itself that the Premises are suitable for the Lessee's intended use thereof and are in compliance with applicable laws and codes; provided, however, Lessor hereby warrants that it shall repair any material defects in the roof covering, HVAC system, (excluding however, those elements of the HVAC system serving and/or dedicated to the existing clean rooms), electrical and plumbing systems existing as of the commencement of the Lease, provided Lessee gives Lessor written notice specifying such defects in reasonable detail within thirty (30) days following commencement of this Lease. Lessor shall have no obligation to contribute toward any improvements to the Premises whatsoever. The Lessee agrees on the last day of the term hereof, or on sooner termination of this Lease, to surrender to Lessor the Premises, which shall, except as otherwise provided in paragraph 9 below, include all alterations, additions, and improvements which may have been made in, to, or on the Premises by Lessor or Lessee, in the same good condition as at Lessee's entry into the Premises excepting for such wear and tear as would be normal for the period of the Lessee's occupancy. The
                Lessee, on or before the end of the term or sooner termination of this Lease, shall remove all Lessee's personal property and trade fixtures from the premises and all property not so removed shall be deemed to be abandoned by the Lessee. If the Premises are not surrendered at the end of the term or sooner termination of this Lease, the Lessee shall indemnify the Lessor against loss or liability resulting from delay by the Lessee in so surrendering the Premises including, without limitation, any claims made by any succeeding tenant founded on such delay.

USES PROHIBITED     8. Lessee shall not commit, or suffer to be committed, any waste upon the Premises, or any nuisance, or other act or thing which may disturb the quiet enjoyment of any other tenant in or around the buildings in which the Premises may be located, or allow any sale by auction upon the Premises, or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, or place any loads upon the floor, walls, or roof which endanger the structure, or place any harmful liquids in the drainage system of the building. No waste materials or refuse shall be dumped upon or permitted to remain upon any part of the Premises outside of the building proper. No materials, supplies, equipment, finished products or semi-finished products, raw materials or articles of any nature shall be stored upon or permitted to remain on any portion of the Premises outside of the buildings proper.


ALTERATIONS AND     9. Lessee shall make no alterations, additions or
ADDITIONS       improvements to the Premises or any part thereof
                (collectively "Alterations") without first obtaining the prior written consent of the Lessor. All Alterations shall be in accordance with plans and specifications approved by Lessor and shall be carried out by a reputable licensed contractor and in compliance with all applicable laws, codes, rules and regulations. The Lessor may impose as a condition to the aforesaid consent such additional requirements as Lessor may deem necessary in Lessor's sole discretion, including without limitation requirements respecting the manner in which the work is done, Lessor's right of approval of the contractor by whom the work is to be performed, and the times during which it is to be accomplished. Upon written request of Lessor prior to the expiration or earlier termination of the Lease, Lessee will remove any or all Alterations installed by or for Lessee. All
                Alterations not specified to be removed shall at the expiration of earlier termination of the lease become the property of the Lessor and remain upon and be surrendered with the Premises. All movable furniture, business and trade fixtures, and machinery and equipment shall remain the property of the Lessee and may be removed by the Lessee at any time during the Lease term when
                Lessee is not in default hereunder. Items which are not to be deemed as movable furniture, business and trade fixtures, or machinery and equipment shall include heating, lighting, electrical systems, air conditioning, partitioning, carpeting, or any other installation which has become an integral part of the Premises. The Lessee will give the Lessor five (5) business days notice prior to the commencement of any Alterations work and will at all times permit notices of non-responsibility to be posted and to remain posted until the completion of Alterations.
                SEE PARAGRAPH 38

MAINTE-             10. Lessee shall, at Lessee's sole cost, keep and maintain
NANCE OF        the Premises and appurtenances and every part thereof, including
PREMISES        but not limited to, glazing, sidewalks, plumbing, and electrical systems, any store front, exterior paint and all components of the interior of the Premises in good order, condition, and repair. Lessor shall, at Lessor's sole cost and expense, maintain the structural integrity of the exterior walls, and structural portions of the roof, foundations and floors, except that Lessee shall pay, as additional rent, the cost of any repairs or replacements necessitated by the negligence or wrongful act of the Lessee or Lessee's agents or employees.
                Lessor shall, at Lessee's sole cost and expense, maintain, repair and (if necessary in the judgment of Lessor's experts) replace the roof covering, HVAC system, landscaping and parking lot surface ("Lessor's Maintenance Services") during the term of this Lease, as may be extended. Lessee shall reimburse Lessor as Additional Rent the cost incurred by Lessor in performing
                Lessor's Maintenance Services, without mark-up, within thirty
                (30) days after receipt of invoice from Lessor; provided, however, that (except where replacement of the parking lot surface, landscaping, roof or HVAC components are necessitated by the acts of the Lessee or Lessee's agents or employees, in which event Lessee shall pay the costs thereof in a lump sum on demand), costs of replacement (as opposed to repair) of the foregoing shall be amortized over the useful life thereof, and Lessee shall pay Lessor as Additional Rent a monthly payment equal to the monthly amortization, together with interest on the unamortized amount at an annual rate of twelve percent (12%).
                Lessee expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford the Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to


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                keep the Premises in good order, condition or repair.

FIRE AND            11. Lessee shall not use, or permit the Premises, or any
EXTENDED        part thereof, to be used, for  any purposes other than that for
COVERAGE        which the Premises are hereby leased and no use shall be made
INSURANCE AND   or permitted to be made on the Premises, nor acts done, which
SUBROGATION     will cause a cancellation  of any insurance policy covering the
                Premises, or any part thereof, nor shall Lessee sell or permit to be kept, used or sold, in or about the Premises, any article which may be prohibited by the standard form of fire insurance policies. Lessee shall, at its sole cost and expense, comply with any and all requirements, pertaining to the Premises, of any insurance organization or company, necessary for the maintenance of reasonable fire and public liability insurance, covering said building and appurtenances.

                         11.1 Lessee shall, at its expense, obtain and keep in
                 force during the term of this Lease a policy of commercial general liability insurance (including cross liability) insuring Lessee, Lessor, Lessor's Officers, Lessor's property manager and Lessor's lender, against any liability arising out of the condition, use, occupancy or maintenance of the Premises. Evidence of coverage must be in the form of a certificate of insurance accompanied by the appropriate additional insured endorsements. Such insurance policy shall have a combined single limit for both bodily injury and property damage in an amount not less than Two Million and no/100ths Dollars ($2,000,000), which aggregate amount shall be specific to the Premises. The limits of said insurance shall not limit the liability of Lessee hereunder.

                         11.2 Lessee shall at its expense, keep in force during
                 the term of this Lease, a policy of fire and property damage insurance in a "special" form with a sprinkler leakage endorsement, insuring Lessee's inventory, fixtures, equipment and personal property within the Premises for the full replacement value thereof. Upon execution of this Lease and annually thereafter upon renewal of such policies, Lessee shall provide Lessor with certificates of insurance, together with appropriate endorsements, evidencing coverages the Lessee is required to carry pursuant to 11.1 and 11.2. The policies shall provide for thirty (30) days advance written notice of cancellation to Lessor and Lessor's lender.

                         11.3 Lessor shall maintain a policy of commercial
                 general liability insurance and a policy or policies of fire and property damage insurance in a "special" form, with sprinkler leakage and, at the option of Lessor, earthquake endorsements, covering loss or damage to the building, including Lessee's leasehold improvements installed with the written consent of Lessor, for the full replacement cost thereof.

                         11.4 Lessee shall pay to Lessor as additional rent,
                 during the term hereof, upon receipt of an invoice therefore, one hundred percent (100%) of the premiums and deductibles (provided, the deductible amount shall be amortized over the useful life of the improvement for which such insurance deductible is applicable and Lessee shall only be obligated to reimburse Lessor for the amortized portion of the deductible amount that occurs during the term of this Lease) for any insurance obtained by Lessor pursuant to 11.3 above. Lessor may obtain such insurance for the Premises separately, or together with other property which Lessor elects to insure together under blanket policies of insurance. In such case Lessee shall be liable for only such portion of the premiums for such blanket policies as are allocable to the Premises. It is understood and agreed that Lessee's obligation under this paragraph shall be prorated to reflect the Commencement Date and Expiration Date of the Lease.

                         11.5 Lessee and Lessor each hereby waive any and all
                 rights of recovery against the other, or against the officers, directors, employees, partners, agents and representatives of the other, for loss of or damage to the property of the waiving party or the property of others under its control, to the extent such loss or damage is insured against under any insurance policy carried or required to be carried by Lessor or Lessee hereunder. Each party shall notify their respective insurance carriers of this waiver.

ABANDON-            12. Lessee shall not abandon the Premises at any time during
MENT the term; and if Lessee shall abandon or surrender the Premises, or be dispossessed by process of law, or otherwise, any personal property belonging to Lessee and left on the Premises shall be deemed to be abandoned, at the option of Lessor, except such property as may be mortgaged to Lessor.

FREE FROM LIENS     13. Lessee shall keep the Premises and the property
                in which the Premises are situated, free from any liens arising out of any work performed, materials furnished, or obligations incurred by Lessee.

COMPLIANCE WITH     14. Lessee shall, at his sole cost and expense, comply with
GOVERN-         all statutes, codes,  ordinances, rules, regulations and other
MENTAL          requirements of all Municipal, State and Federal  authorities
REGULATIONS     (collectively, "Laws") now in force, or which may hereafter be in force, pertaining to the Premises, and shall faithfully observe in the use of the Premises all Municipal ordinances and State and Federal statutes now in force or which may hereafter be in force. The judgment of any court of competent jurisdiction, or the admission of Lessee in any action or proceeding against Lessee, whether Lessor be a party thereto or not, that Lessee has violated, or that the Premises are not in compliance with, any Laws in the use of the Premises, shall be conclusive of that fact as between Lessor and Lessee. Lessee's obligations under this paragraph 14 shall include the obligation to make, at Lessee's sole cost, any alterations or improvements to the Premises which are required by applicable Laws, provided that (a) as to such alterations or improvements which are not required by reason of Lessee's particular use of the Premises or by reason of other alterations or improvements being undertaken by Lessee, Lessee shall only be required to pay an allocable portion of the costs of such required alterations or improvements based on the ratio of the remaining lease term to the useful life of such alterations or improvements, and (b)
                Lessee shall not be required to pay any portion of the cost of alterations or improvements which are legally required to be made as of the date of this Lease and as to which Lessor receives notice of such requirement prior to the date thirty
                (30) days after the date Lessor delivers possession of the Premises to Lessee.

INDEMNI-           15. Neither Lessor nor Lessor's agents, nor any shareholder,
FICATION OF     constituent partner or other  owner of Lessor or any agent of
LESSOR          Lessor, nor any contractor, officer, director or employee of any thereof shall be liable to Lessee and Lessee waives all claims against Lessor and such other persons for any injury to or death of any person or for loss of use of or damage to or destruction of property in or about the Premises by or from any cause whatsoever, unless caused solely by the gross negligence or willful misconduct of Lessor, its agents or employees. Lessee agrees to indemnify and hold Lessor, Lessor's agents, the shareholders, constituent partners and/or other owners of Lessor or any agent of Lessor, and all contractors, officers, directors and employees of any thereof (collectively, "Indemnitees"), and each of them, harmless from and to protect and defend each Indemnitee against any and all claims, demands, suits,

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                liability, damage or loss and against all costs and expenses, including reasonable attorneys' fees incurred in connection therewith, (a) arising out of any injury or death of any person or damage to or destruction of property occurring in, on or about the Premises, from any cause whatsoever, unless caused solely by the gross negligence or willful misconduct of such Indemnitee, or (b) occurring in, on or about the Premises, when such claim, injury or damage is caused or allegedly caused in whole or in part by the act, neglect, default, or omission of any duty by Lessee, its former or current agents, contractors, employees, invitees, or subtenants, or (c) arising from any failure of Lessee to observe or perform any of its obligations hereunder. The provisions of this paragraph shall survive the termination of this Lease with respect to any claims or liability occurring prior to such termination.

ADVERTISE-          16. Lessee will not place or permit to be placed, in, upon
MENTS AND       or about the Premises any unusual or extraordinary signs, or
SIGNS           any signs not approved by the city or other governing
                authority. The Lessee will not place, or permit to be placed, upon the Premises, any signs, advertisements or notices without the written consent of the Lessor first had and obtained. Any sign so placed on the Premises shall be so placed upon the understanding and agreement that Lessee will remove same at the termination of the tenancy herein created and repair any damage or injury to the Premises caused thereby, and if not so removed by Lessee then Lessor may have same so removed at Lessee's expense.

UTILITIES           17. Lessee shall pay for all water, gas, heat, light, power, telephone service and all other service supplied to the Premises. If the Premises are not served by a separate water meter, Lessee shall pay to Lessor its share of the water bill for the entire property covered by said bill and of which the Premises are a part, as determined by Lessor based on square footage or other equitable method.

ATTORNEY'S          18. In case suit should be brought for the possession of
FEES the Premises, for the recovery of any sum due hereunder, or because of the breach of any other covenant herein, the losing party shall pay to the prevailing party a reasonable attorney's fee, which shall be deemed to have accrued on the commencement of such action and shall be enforceable whether or not such action is prosecuted to judgment.

DEFAULT AND         19. The occurrence of any one or more of the following
REMEDIES events (each an "Event of Default") shall constitute a breach of this Lease by Lessee:


                                (a) Lessee fails to pay any Monthly Base Rent or
                         additional rent under this Lease as and when it becomes due and payable and such failure continues for more than ten (10) days; or

                                (b) Lessee fails to perform or breaches any
                         other covenant of this Lease to be performed or observed by Lessee as and when performance or observance is due and such failure or breach continues for more than ten (10) days after Lessor gives written notice thereof to Lessee; provided, however, that if such failure or breach cannot reasonably be cured within such period of ten (10) days, an Event of Default shall not exist as long as Lessee commences with due diligence and dispatch the curing of such failure or breach within such period of ten (10) days and, having so commenced, thereafter prosecutes with diligence and dispatch and completes the curing of such failure or breach within a reasonable time; or

                                (c) Lessee files, or consents by answer or
                         otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy, insolvency or other debtors' relief law of any jurisdiction; makes an assignment for the benefit of its creditors; or consents to the appointment of a custodian, receiver, trustee or other officer with similar powers of Lessee or of any substantial part of Lessee's property; or

                                (d) A court or government authority enters an
                         order, and such order is not vacated within thirty (30) days, appointing a custodian, receiver, trustee or other officer with similar powers with respect to Lessee or with respect to any substantial part of Lessee's property; or constituting an order for relief or approving a petition for relief or reorganization or arrangement or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy, insolvency or other debtors' relief law of any jurisdiction; or ordering the dissolution, winding-up or liquidation of Lessee; or

                            (e) Lessee abandons the Premises.

                      19.1 If an Event of Default occurs, Lessor shall have the
                 right at any time to give a written termination notice to Lessee and, on the date specified in such notice, Lessee's right to possession shall terminate and this Lease shall terminate. Upon such termination, Lessor shall have the right to recover from Lessee:

                         (i) The worth at the time of award of all unpaid rent which had been earned at the time of termination;

                         (ii) The worth at the time of award of the amount by which all unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Lessee proves could have been reasonably avoided;

                         (iii) The worth at the time of award of the amount by which all unpaid rent for the balance of the term of this Lease after the time of award exceeds the amount of such rental loss that Lessee proves could be reasonably avoided; and

                         (iv) All other amounts necessary to compensate Lessor for all the detriment proximately caused by Lessee's failure to perform all of Lessee's obligations under this Lease or which in the ordinary course of things would be likely to result therefrom.

                 The "worth at the time of award" of the amounts referred to in clauses (i) and (ii) above shall be computed by allowing interest at the maximum annual interest rate allowed by law for business loans (not primarily for personal, family or household purposes) not exempt from the usury law at the time of termination or, if there is no such


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                maximum annual interest rate, at the rate of eighteen percent
                (18%) per annum. The "worth at the time of award" of the amount referred to in clause (iii) above shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%). For the purpose of determining unpaid rent under clauses (i), (ii) and (iii) above, the rent reserved in this Lease shall be deemed to be the total rent payable by Lessee under this Lease, including Monthly Base Rent, additional rent and all other sums payable by Lessee under this Lease.

                     19.2 Even though Lessee has breached this Lease, this Lease shall continue in effect for so long as Lessor does not terminate Lessee's right to possession, and Lessor shall have all of its rights and remedies, including the right, pursuant to California Civil Code section 1951.4, to recover all rent as it becomes due under this Lease. Acts of maintenance or preservation or efforts to relet the Premises or the appointment of a receiver upon initiative of Lessor to protect Lessor's interest under this Lease shall not constitute a termination of Lessee's right to possession unless written notice of termination is given by Lessor to Lessee.

                     19.3 The remedies provided for in this Lease are in
                addition to all other remedies available to Lessor at law or in equity by statute or otherwise.

LATE CHARGES        20.  Lessee hereby acknowledges that late payment by Lessee
AND INTEREST    to Lessor of rent and other sums due hereunder will cause
                Lessor to incur costs not contemplated by this lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Premises.
                Accordingly, if any installment of rent or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due, Lessee shall pay to Lessor a late charge equal to ten percent (10%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs
                Lessor will incur by reason of late payment by Lessee.
                Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder.

                        If any rent payable under the Lease remains delinquent
                for a period in excess of ten (10) calendar days, then, in addition to any late charge payable, Lessee shall pay to Lessor interest on any rent that is not so paid from the date due until paid at the then maximum rate of interest not prohibited or made usurious by Law.

SURRENDER OF        21. The voluntary or other surrender of this Lease by
LEASE Lessee, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subleases or subtenancies, or may, at the option of Lessor, operate as an assignment to Lessor of any or all such subleases or subtenancies.

TAXES               22. The Lessee shall be liable for all taxes levied against personal property and trade or business fixtures. The Lessee also agrees to pay, as additional rental, during the term of this Lease and any extensions thereof, all real estate taxes plus the yearly installments of any special assessments which are of record or which may become of record during the term of this lease. If the Premises are a portion of a tax parcel or parcels and this Lease does not cover an entire tax parcel or parcels, the taxes and assessment installments allocated to the Premises shall be pro-rated on a square footage or other equitable basis, as calculated by the Lessor. It is understood and agreed that the Lessee's obligation under this paragraph will be pro-rated to reflect the commencement and termination dates of this Lease.


NOTICES            23. All notices to be given to Lessee may be given in writing personally, by commercial overnight courier or by depositing the same in the United States mail, postage prepaid, and addressed to Lessee at the said Premises, whether or not Lessee has departed from, abandoned or vacated the Premises, and any other address of Lessee set forth below. Notices given in accordance with this paragraph shall be deemed received one business day after sent by commercial overnight courier, three business days after being deposited in the United States mail, or when delivered if delivered personally. All notices to be given to Lessor may be given in writing personally or by depositing the same in the United States mail, postage prepaid, and addressed to Lessor at the following address or such other address as Lessor may, from time to time designate:

                       c/o Renault & Handley
                           2500 El Camino Real
                           Palo Alto, CA  94306

ENTRY BY LESSOR     24. Lessee shall permit Lessor and his agents to enter into and upon the Premises at all reasonable times for the purpose of inspecting the same or for the purpose of maintaining the building in which the Premises are situated, or for the purpose of making repairs, alterations or additions to any other portion of said building, including the erection and maintenance of such scaffolding, canopies, fences and props as may be required without any rebate of rent and without any liability to Lessee for any loss of occupation or quiet enjoyment of the Premises thereby occasioned; and shall permit Lessor and his agents, at any time within ninety days prior to the expiration of this Lease, to place upon the Premises any usual or ordinary "For Sale" or "For Lease" signs and exhibit the Premises to prospective tenants at reasonable hours.

DESTRUCTION OF      25. In the event of a partial destruction of the Premises
PREMISES during the term of this Lease from any cause covered by insurance carried, or required to be carried, by Lessor under this Lease, Lessor shall forthwith repair the same, provided such repairs can be made within one hundred eighty (180) days under the laws and regulations of State, Federal, County or Municipal authorities, but such partial destruction shall in no way annul or void this Lease, except that Lessee shall be entitled to a proportionate reduction of rent while such repairs are being made, such proportionate reduction to be based upon the extent to which the making of such repairs shall interfere with the business carried on by Lessee in the Premises. If the cause of such repairs is not so covered by insurance or cannot be made in one hundred eighty (180) days, Lessor may, at his option, make same within a reasonable time, this Lease continuing in full force and effect and the rent to be proportionately reduced as aforesaid in this paragraph

                                    5 of 10
                provided. In the event that Lessor does not so elect to make such repairs the cause of which is not so covered by insurance or cannot be made in one hundred eighty (180) days, or such repairs cannot be made under such laws and regulations, this Lease may be terminated at the option of either party. In respect to any partial destruction which Lessor is obligated to repair or may elect to repair under the terms of this paragraph, the provision of Section 1932, Subdivision 2, and of Section 1933, Subdivision 4, of the Civil Code of the State of California are waived by Lessee. In the event that the building in which the Premises may be situated be destroyed to the extent of not less than 33 1/3% the replacement cost thereof, Lessor may elect to terminate this Lease, whether the Premises be injured or not. A total destruction of the building in which the Premises may be situated shall terminate this Lease. In the event of any dispute between Lessor and Lessee relative to the provisions of this paragraph, they shall each select an arbitrator, the two arbitrators so selected shall select a third arbitrator and the three arbitrators so selected shall hear and determine the controversy and their decision thereon shall be final and binding upon both Lessor and Lessee, who shall bear the cost of such arbitration equally between them.

ASSIGNMENT AND     26. The Lessee shall not assign, transfer, or hypothecate the
SUBLET-         leasehold estate under this Lease, or any interest therein, and
TING            shall not sublet the Premises, or any part thereof, or any right or privilege appurtenant thereto, or suffer any other person or entity to occupy or use the Premises, or any portion thereof, without, in each case, the prior written consent of the Lessor. Lessor shall not unreasonably withhold its consent to a subletting or assignment. The Lessee shall, by thirty (30) days written notice, advise the Lessor of its intent to assign this Lease or sublet the Premises or any portion thereof for any part of the term hereof, which notice shall include a description of all of the material terms of such assignment or subletting, and a reasonably detailed description of the proposed assignee or sublessee and its business and financial condition. Within thirty (30) days after receipt of Lessee's notice, Lessor shall either give approval to Lessee to assign the Lease or sublease the portion of the Premises described in Lessee's notice, or notify Lessee of Lessor's disapproval. In addition, Lessor shall have the right to terminate this Lease as to the portion of the Premises described in Lessee's notice on the date specified in Lessee's notice. If Lessee intends to assign this Lease or sublet the entire Premises and Lessor elects to terminate this Lease, this Lease shall be terminated on the date specified in Lessee's notice. If, however, this Lease shall terminate pursuant to the foregoing with respect to less than all the Premises, the rent, as defined and reserved hereinabove shall be adjusted on a prorata basis to the number of square feet retained by Lessee, and this Lease as so amended shall continue in full force and effect. If the Lessor approves an assignment or subletting, the Lessee may assign or sublet immediately after receipt of the Lessor's written approval. In the event Lessee is allowed to assign, transfer or sublet the whole or any part of the Premises, with the prior written consent of Lessor, then no assignee, transferee or sublessee shall assign or transfer this Lease, either in whole or in part, or sublet the whole or any part of the Premises, without also having obtained the prior written consent of the Lessor. In the event of any approved assignment or subletting, Lessee shall pay to the Lessor, as additional rental, fifty percent (50%) of all assignment proceeds and rents received by the Lessee from its assignee or sublessee which are in excess of the amount payable by the Lessee to the Lessor hereunder, after deducting the amount of any market rate real estate brokerage commissions paid by Lessee in connection with the assignment or subletting. A consent of Lessor to one assignment, transfer, hypothecation, subletting, occupation or use by any other person shall not release Lessee from any of Lessee's obligations hereunder or be deemed to be a consent to any subsequent similar or dissimilar assignment, transfer, hypothecation, subletting, occupation or use by any other person. Any such assignment, transfer, hypothecation, subletting, occupation or use without such consent shall be void and shall constitute a breach of this Lease by Lessee and shall, at the option of Lessor exercised by written notice to Lessee, terminate this Lease. The leasehold estate under this Lease shall not, nor shall any interest therein, be assignable for any purpose by operation of law without the written consent of Lessor. As a condition to its consent, Lessor may require Lessee to pay all expenses in connection with the assignment, and Lessor may require Lessee's assignee or transferee (or other assignees or transferees) to assume in writing all of the obligations under this Lease.

                        Any dissolution, merger, consolidation, recapitalization
                or other reorganization of Lessee, or the sale or other transfer in the aggregate over the term of the Lease of a controlling percentage of the capital stock of Lessee (excluding transfers over a national securities exchange), or the sale or transfer of all or a substantial portion of the assets of Lessee, shall be deemed a voluntary assignment of Lessee's interest in this Lease; provided that, a merger, consolidation, recapitalization, reorganization or sale of assets shall not require Lessor's consent hereunder unless Lessee's tangible net worth (determined in accordance with generally accepted accounting principles) immediately after such transaction is less than Lessee's tangible net worth immediately prior to such transaction. The phrase "controlling percentage" means the ownership of and the right to vote stock possessing more than fifty percent of the total combined voting power of all classes of Lessee's capital stock issued, outstanding and entitled to vote for the election of directors. If Lessee is a partnership, a withdrawal or change, voluntary, involuntary or by operation of Law, of any general partner, or the dissolution of the partnership, shall be deemed a voluntary assignment of Lessee's interest in this Lease. In the event that, through a merger, stock sale or other transaction, Lessee becomes the subsidiary of any other entity (a "parent"), Lessor shall have the right to require that the parent guaranty all of Lessee's obligations under the Lease pursuant to a form of guaranty reasonably satisfactory to Lessor.

CONDEM-             27. If any part of the premises shall be taken for any
NATION public or quasi-public use, under any statute or by right of eminent domain or private purchase in lieu thereof, and a part thereof remains which is susceptible of occupation hereunder, this Lease shall, as to the part so taken, terminate as of the date title shall vest in the condemnor or purchaser, and the rent payable hereunder shall be adjusted so that the Lessee shall be required to pay for the remainder of the term only such portion of such rent as the value of the part remaining after such taking bears to the value of the entire Premises prior to such taking; but in such event Lessor shall have the option to terminate this Lease as of the date when title to the part so taken vests in the condemnor or purchaser. If all of the premises, or such part thereof be taken so that there does not remain a portion susceptible for occupation hereunder, this Lease shall thereupon terminate. If a part or all of the Premises be taken, all compensation awarded upon such taking shall go to the Lessor and the Lessee shall have no claim thereto.

                                    6 of 10

EFFECT OF          28. The term "Lessor" as used in this Lease, means only the
CONVEYANCE      owner for the time being of the land and building containing the Premises, so that, in the event of any sale of said land or building, the Lessor shall be and hereby is entirely freed and relieved of all covenants and obligations of the Lessor hereunder, and it shall be deemed and construed, without further agreement between the parties and the purchaser at any such sale, that the purchaser of the building has assumed and agreed to carry out any and all covenants and obligations of the Lessor hereunder. If any security be given by the Lessee to secure the faithful performance of all or any of the covenants of this Lease on the part of the Lessee, the Lessor may transfer and deliver the security, as such, to the purchaser at any such sale, and thereupon the Lessor shall be discharged from any further liability in reference thereto.

SUBORDI-            29. Lessee agrees that this Lease shall be subject and
NATION subordinate to any mortgage, deed of trust or other instrument of security which has been or shall be placed on the land and building or land or building of which the Premises form a part, and this subordination is hereby made effective without any further act of Lessee. The Lessee shall, at any time hereinafter, on demand, execute any instruments, releases, or other documents that may be required by any mortgagee, mortgagor, or trustor or beneficiary under any deed of trust for the purpose of subjecting and subordinating this Lease to the lien of any such mortgage, deed of trust or other instrument of security, and the failure of the Lessee to execute any such instruments, releases or documents, shall constitute a default hereunder. Notwithstanding Lessee's obligations, and the subordination of the Lease, under this paragraph 29, no mortgagee, trustee or beneficiary under any deed of trust or other instrument of security which may be placed on the Premises shall have the right to terminate the Lease or disturb Lessee's occupancy thereunder so long as no Event of Default has occurred and is continuing under this Lease.

WAIVER              30. The waiver by Lessor of any breach of any term, covenant or condition, herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition therein contained. The subsequent acceptance of rent hereunder by Lessor shall not be deemed to be a waiver of any preceding breach by Lessee of any term, covenant or condition of this Lease, other than the failure of Lessee to pay the particular rental so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

HOLDING OVER        31. Any holding over after the expiration or other
                termination of the term of this Lease with the written consent of Lessor, shall be construed to be a tenancy from month to month, at a rental to be negotiated by Lessor and Lessee prior to the expiration of said term, and shall otherwise be on the terms and conditions herein specified, so far as applicable. Any holding over after the expiration or other termination of the term of this Lease without the written consent of Lessor shall be construed to be a tenancy at sufferance on all the terms set forth herein, except that the monthly rental shall be an amount equal to two hundred percent (200%) of the Monthly Base Rent payable by Tenant immediately prior to such holding over, or the fair market rent for the Premises as of such date, whichever is greater.

SUCCESSORS AND      32. The covenants and conditions herein contained shall,
ASSIGNS subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of all of the parties hereto; and all of the parties hereto shall be jointly and severally liable hereunder.

TIME                33. Time is of the essence of this Lease.

MARGINAL            34. The marginal headings or titles to the paragraphs of
CAPTIONS;       this Lease are not a part of  this Lease and shall have no
COMPLETE        effect upon the construction or interpretation of any part
AGREEMENT;      thereof. This instrument contains all of the agreements and
AMENDMENT       conditions made between the parties hereto and may not be
                modified orally or in any other manner than by an agreement in writing signed by all of the parties hereto or their respective successors in interest.


ENVIRON-            35. Lessee's obligations under Paragraph 35 shall survive
MENTAL          the expiration or termination of this Lease.
OBLIGATIONS

                    35.1 As used herein, the term "Hazardous Materials" shall
                mean any toxic or hazardous substance, material or waste or any pollutant or infectious or radioactive material, including but not limited to those substances, materials or wastes regulated now or in the future under any of the following statutes or regulations and any and all of those substances included within the definitions of "hazardous substances," "hazardous materials," "hazardous waste," "hazardous chemical substance or mixture," "imminently hazardous chemical substance or mixture," "toxic substances," "hazardous air pollutant," "toxic pollutant," or "solid waste" in the (a) Comprehensive Environmental Response, Compensation and Liability Act of 1990 ("CERCLA" or "Superfund"), as amended by the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), 42 U.S.C.
                Section 9601 et seq., (b) Resource Conservation and Recovery Act of 1976 ("RCRA"), 42 U.S.C. Section 6901 et seq., (c) Federal Water Pollution Control Act ("FSPCA"), 33 U.S.C. Section 1251 et seq., (d) Clean Air Act ("CAA"), 42 U.S.C. Section 7401 et seq.,
                (e) Toxic Substances Control Act ("TSCA"), 14 U.S.C. Section 2601 et seq., (f) Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., (g) Carpenter-Presley-Tanner Hazardous Substance Account Act ("California Superfund"), Cal. Health & Safety Code Section 25300 et seq., (h) California Hazardous Waste Control Act, Cal. Health & Safety code Section 25100 et seq., (i) Porter-Cologne Water Quality Control Act ("Porter-Cologne Act"), Cal. Water Code Section 13000 et seq.,
                (j) Hazardous Waste Disposal Land Use Law, Cal. Health & Safety codes Section 25220 et seq., (k) Safe Drinking Water and Toxic Enforcement Act of 1986 ("Proposition 65"), Cal. Health & Safety code Section 25249.5 et seq., (l) Hazardous Substances Underground Storage Tank Law, Cal. Health & Safety code Section 25280 et seq., (m) Air Resources Law, Cal. Health & Safety Code
                Section 39000 et seq., and (n) regulations promulgated pursuant to said laws or any replacement thereof, or as similar terms are defined in the federal, state and local laws, statutes, regulations, orders or rules. The term "Hazardous Materials" shall also mean any and all other biohazardous wastes and substances, materials and wastes which are, or in the future become, regulated under applicable Laws for the protection of health or the environment, or which are classified as hazardous or toxic substances, materials or wastes, pollutants or contaminants, as defined, listed or regulated by any federal, state or local law, regulation or order or by common law decision. The term "Hazardous Materials" shall include, without limitation, (i) trichloroethylene, tetrachloroethylene, perchloroethylene and other chlorinated solvents, (ii) any petroleum products or fractions thereof, (iii) asbestos, (iv) polychlorinted biphenyls, (v) flammable explosives, (vi) urea formaldehyde, (vii) radioactive materials and waste, and (viii) materials and wastes that are harmful to or may threaten human health, ecology or the environment.

                    35.2 Notwithstanding anything to the contrary in this Lease,
                Lessee, at its sole cost, shall comply with all Laws relating to the storage, use and disposal of Hazardous Materials; provided, however, that Lessee shall not be responsible for contamination of the Premises by Hazardous Materials existing as of the date the Premises are

                                    7 of 10
                delivered to Lessee unless caused by Lessee. Lessee shall not store, use or dispose of any Hazardous Materials except for those Hazardous Materials ("Permitted Materials") which are (a) listed in a Hazardous Materials management plan ("HMMP") which Lessee shall submit to appropriate governmental authorities as and when required under applicable Laws, and (b) are either normal quantities of ordinary office supplies or are approved in writing by Lessor. Lessee may use, store and dispose of provided Permitted Materials provided that (i) such Permitted Materials are used, stored, transported, and disposed of in strict compliance with applicable Laws, and (ii) such Permitted Materials shall be limited to the materials listed on and may be used only in the quantities specified in the HMMP. In no event shall Lessee cause or permit to be discharged into the plumbing or sewage system of the Premises or onto the land underlying or adjacent to the Premises any Hazardous Materials. If the presence of Hazardous Materials on the Premises caused or permitted by Lessee results in contamination or deterioration of water or soil, then Lessee shall promptly take any and all action necessary to clean up such contamination, but the foregoing shall in no event be deemed to constitute permission by Lessor to allow the presence of such Hazardous Materials.

                        35.3 Lessee shall immediately notify Lessor in writing
                of:

                        (a) Any enforcement, cleanup, removal, or other
                governmental or regulatory action instituted, completed or threatened against Lessee related to any Hazardous Materials;

                        (b) Any claim made or threatened by any person against
                Lessee or the Premises relating to damage, contribution, cost recovery compensation, loss or injury resulting from or claimed to result from any Hazardous Materials; and,

                        (c) Any reports made to any environmental agency arising
                out of or in connection with any Hazardous Materials in, discharged at, or removed from the Premises, including any complaints, notices, warnings or asserted violations in connection therewith.

                Lessee shall also supply to Lessor as promptly as possible, and in any event within five (5) business days after Lessee first receives or sends the same, with copies of all claims, reports, complaints, notices, warnings or asserted violations related in any way to the existence of Hazardous Materials at, in, under or about the Premises or Lessee's use thereof. Lessee shall, upon Lessor's request, promptly deliver to Lessor copies of any documents or information relating to the use, storage or disposal of Hazardous Material on or from the Premises.

                        35.4 Upon termination or expiration of the Lease, Lessee
                at its sole expense shall cause all Hazardous Materials placed in or about the Premises, by Lessee, its agents, contractors, or invitees, and all installations (whether interior or exterior) made by or on behalf of Lessee relating to the storage, use, disposal or transportation of Hazardous Materials to be removed from the property and transported for use, storage or disposal in accordance and compliance with all Laws and other requirements respecting Hazardous Materials used or permitted to be used by Lessee. Lessee shall apply for and shall obtain from all appropriate regulatory authorities (including any applicable fire department or regional water quality control board) all permits, approvals and clearances necessary for the closure of the Premises and shall take all other actions as may be required to complete the closure of the Premises. In addition, prior to vacating the Premises, Lessee shall undertake and submit to Lessor an environmental site assessment from an environmental consulting company reasonably acceptable to Lessor which site assessment shall evidence Lessee's compliance with this Paragraph 35.

                        35.5 At any time prior to expiration of the Lease term,
                subject to reasonable prior notice (not less than forty-eight
                (48) hours) and Lessee's reasonable security requirements and provided such activities do not unreasonably interfere with the conduct of Lessee's business at the Leased Premises, Lessor shall have the right to enter in and upon the Premises in order to conduct appropriate tests of water and soil to determine whether levels of any Hazardous Materials in excess of legally permissible levels has occurred as a result of Lessee's use thereof. Lessor shall furnish copies of all such test results and reports to Lessee and, at Lessee's option and cost, shall permit split sampling for testing and analysis by Lessee. Such testing shall be at Lessee's expense if Lessor has a reasonable basis for suspecting and confirms the presence of Hazardous Materials in the soil or surface or ground water in, on, under, or about the Premises, which has been caused by or resulted from the activities of Lessee, its agents, contractors, or invitees.

                        35.6 Lessor may voluntarily cooperate in a reasonable
                manner with the efforts of all governmental agencies in reducing actual or potential environmental damage. Lessee shall not be entitled to terminate this Lease or to any reduction in or abatement of rent by reason of such compliance or cooperation. Lessee agrees at all times to cooperate fully with the requirements and recommendations of governmental agencies regulating, or otherwise involved in, the protection of the environment.

                        35.7 Lessee shall indemnify, defend by counsel
                reasonably acceptable to Lessor, protect and hold Lessor and each of Lessor's partners, employees, agents, attorneys, successors, and assignees, free and harmless from and against any and all claims, damages, liabilities, penalties, forfeitures, losses or expenses (including reasonable attorney's fees) or death of or injury to any person or damage to any property whatsoever arising from or caused in whole or in part, directly or indirectly by (A) the presence in, or under or about the Premises or discharge in or from the Premises of any Hazardous Materials caused by Lessee, its agents, employees, invitees, contractors, assignees, or Lessee's use, analysis, storage, transportation, disposal, release, threatened release, discharge or generation of Hazardous Materials to, in, on, under, about or from the leased Premises, or (B) Lessee's failure to comply with any Hazardous Materials Law. Lessee's obligations hereunder shall include, without limitation, whether foreseeable or unforeseeable, all costs, of any required or necessary repair, cleanup or detoxification or decontamination of the Premises, and the preparation and implementation of any closure, remedial action or other required plans in connection therewith, and shall survive the expiration or earlier termination of the term of this Lease. For purposes of indemnity provision hereof, any actions or omissions of Lessee or by employees, agents, assignees, contractors or subcontractors of Lessee or others acting for or on behalf of Lessee (whether or not they are negligent, intentional, willful or unlawful) shall be strictly attributable to Lessee.

                                    8 of 10

LESSOR'S RIGHT      36. If Lessee shall fail to perform any obligation or
TO PERFORM      covenant pursuant to this Lease within a reasonable
                period of time (not to exceed 15 days) following notice from Lessor to do so, then Lessor may, at its election and without waiving any other remedy it may otherwise have under this Lease or at law, perform such obligation or covenant and Lessee shall pay to Lessor, as Additional Rent, the costs incurred by Lessor in performing such obligation or covenant.

                    37. In addition to the Security Deposit set forth in
                paragraph 5 of this Lease, Lessee shall deliver to Lessor concurrent with the execution of this Lease an unconditional, irrevocable stand-by letter of credit (the "LC") in the amount of Six Hundred Forty One Thousand and No/100ths Dollars ($641,000.00), which LC shall be issued by a national bank with assets of over $500 million ( a bank which has a local office in Santa Clara County which will negotiate a letter of credit and whose deposits are insured by the FDIC) reasonably acceptable to Lessor, and which LC shall be in a form and content as presented in Exhibit "A" to this Lease. Lessee shall pay all expenses, points and/or fees incurred by Lessee in obtaining and maintaining the LC. Lessee shall maintain the LC (or a substitute letter of credit acceptable to Lessor) in full force and effect during the entire term of the Lease (including any extension period).

                The LC shall be held by Lessor as security for the faithful performance by Lessee of all the terms, covenants and conditions of this Lease to be kept and performed by Lessee during the Lease Term. The LC shall not be mortgaged, assigned or encumbered in any manner whatsoever by Lessee without the prior written consent of Lessor. If Lessee is in default under the Lease with all applicable cure periods having expired during the Lease Term, Lessor may, but shall not be required to, draw upon all or any portion of the LC for the payment of any amount that Lessor may reasonably spend or may become obligated to spend by reason of any such default by Lessee, or to compensate Lessor for any other loss or damage that Lessor may suffer by reason of a default by Lessee under the Lease. The use, application or retention of the LC, or any portion thereof, by Lessor shall not prevent Lessor from exercising any other right or remedy provided by this Lease or by law, it being intended that Lessor shall not be first required to proceed against the LC and shall not operate as a limitation on any recovery to which Lessor may otherwise be entitled. If any portion of the LC is drawn upon, Lessee shall, within five (5) days after written demand therefor, reinstate the LC to the amount required under the Lease. Within ten (10) days following expiration of the Lease, Lessor shall return LC to Lessee, less any portion drawn by Lessor pursuant to the terms hereunder. In addition, Lessor shall be entitled to draw upon the LC at any time within sixty
                (60) days of the expiration date of the LC, unless Lessee shall have delivered to Lessor a replacement LC meeting the requirements of this Paragraph and with an expiration date not less than twelve (12) months after the date of delivery. If Lessor so draws upon the LC in accordance with the immediately preceding sentence, Lessor shall hold the proceeds thereof as security for the performance of Lessee's covenants, and such proceeds shall be available to Lessor in accordance with the terms of this Paragraph.

                    38. Notwithstanding anything to the contrary contained
                in Paragraph 9 hereof, Lessor hereby agrees that Lessee may remove the existing clean rooms at its sole expense during the lease term and shall not be required to restore them upon expiration or sooner termination of the Lease, provided, however, said removal shall be subject to all the terms of this Lease including but not limited to Paragraphs 9 and 14.

                THIS LEASE HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY WHO WILL REVIEW THE DOCUMENT AND ASSIST YOU TO DETERMINE WHETHER YOUR LEGAL RIGHTS ARE ADEQUATELY PROTECTED. RENAULT & HANDLEY IS NOT AUTHORIZED TO GIVE LEGAL AND TAX ADVICE. NO REPRESENTATION OR RECOMMENDATION IS MADE BY RENAULT & HANDLEY OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT OR TAX CONSEQUENCES OF THIS DOCUMENT OR ANY TRANSACTION RELATING THERETO. THESE ARE QUESTIONS FOR YOUR ATTORNEY WITH WHOM YOU SHOULD CONSULT BEFORE SIGNING THIS DOCUMENT.



                IN WITNESS WHEREOF, Lessor and Lessee have executed these presents, the day and year first above written.



                LESSOR                                                        LESSEE
                Renault & Handley Employees Investment Co.      Alliance Fiber Optic Products, Inc.


                         /s/ R. G. Handley                      By:            /s/ Peter Chang
                ------------------------------------------         ---------------------------------------
                Raymond G. Handley, President
                                                                Its:           CEO
                ------------------------------------------         ---------------------------------------

                                                                By:
                ------------------------------------------         ---------------------------------------

                                                                Its:
                ------------------------------------------         ---------------------------------------


                                    9 of 10

                                                                       EXHIBIT A

                            [Issuing Bank Letterhead]

                                                  __________, 19__

                   IRREVOCABLE LETTER OF CREDIT NO. __________

BENEFICIARY:                                       APPLICANT:

                                                   Amount: $___________

                                                   Expiry Date: ________, 19__

Gentlemen:

      By order of and for the account of __________ (the "Applicant"), we (the "Bank") hereby establish this Irrevocable Standby Letter of Credit (the "Letter or Credit") in the aggregate amount of $__________ in your favor.

      Funds under this Letter of Credit are available to you or the transferee of this Letter of Credit (you, or such transferee during the period such transferee has possession of this Letter of Credit, being referred to herein as "Beneficiary") against Beneficiary's sight draft(s) drawn on us, at our office at ________________________________________, mentioning our Letter of Credit No.
__________ and accompanied by the original of this Letter of Credit and Beneficiary's signed statement, in the form of Annex A attached hereto, that the Beneficiary is entitled to draw under this Letter of Credit.

      We engage with you that all drafts drawn by Beneficiary under and in compliance with this Letter of Credit will be duly honored by us.

      Partial draws are permitted under this Letter of Credit. Upon any partial draw, this Letter of Credit shall immediately be returned to the Beneficiary.

      This Letter of Credit shall expire on __________, 19__; provided, however, that on __________, 19__ and each anniversary thereof, this Letter of Credit shall automatically be extended for successive periods of one year until not later than __________, 19__; and provided further that this Letter

-------------------
             19
------------'  ----
Page 2
                               L/C No.
                                      ---------


of Credit shall not be so extended if the Bank in its sole discretion gives to you and the Beneficiary (if different) and to Applicant, sixty days' written notice prior to the Expiration Date (as hereinafter defined) then in effect that the Bank will not renew this Letter of Credit for any additional period. It is understood that, if, upon such notice of nonrenewal, the Applicant fails to deliver to the Beneficiary a replacement letter of credit from a bank acceptable to the Beneficiary, and in form and substance to the Beneficiary, this Letter of Credit may be drawn upon by Beneficiary at any time within thirty days prior to the Expiration Date.

      This Letter of Credit shall automatically expire at 5:00 P.M. local time in __________, ____, on the date (the "Expiration Date") which is the earlier of
(i) __________, 19__, or the date to which expiration has been extended pursuant to the immediately preceding paragraph hereof; (ii) the date on which the Bank shall have honored Beneficiary's draft or drafts presented hereunder in the full amount hereof; and (iii) the date when Beneficiary surrenders this Letter of Credit to the Bank (it being understood that presentation of this Letter of Credit for purposes of transfer of or a partial draw under this Letter of Credit shall not constitute a surrender of this Letter of Credit).

      All documents presented to the Bank in connection with any drawing and all other communications and notices to the Bank with respect to this Letter of Credit, shall be in writing, and delivered to the Bank in person, by registered or certified mail or via express delivery service at the address set forth in the second paragraph of this Letter of Credit, and shall specifically refer to __________ __________ Bank Irrevocable Standby Letter of Credit No. __________.

      This Letter of Credit is transferable by the Beneficiary in its entirety, from time to time, in each case upon presentation to the Bank of a Certificate of Transfer in the form of Annex B attached hereto.

-------------------
             19
------------'  ----
Page 3

                               L/C No.
                                      ---------

        This Letter of Credit is irrevocable. This letter of Credit is subject to the Uniform Customs and Practices for Documentary Credits, 1983 Revision, International Chamber of Commerce Publication No. 400.

                                         Very truly yours,



-------------------------------          --------------------------------------
(Authorized Signature)                   (Authorized Signature)

             THIS FORMS AN INTEGRAL PART OF OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. __________ DATED __________, 19__

                                    "ANNEX A
                             TO IRREVOCABLE STANDBY
                                LETTER OF CREDIT

                             CERTIFICATE OF DRAWING

      The undersigned hereby certifies to [Issuing Bank] (the "Bank"), with reference to the Bank's Irrevocable Standby Letter of Credit No. __________ (the "Letter of Credit," the terms defined therein and not otherwise defined herein being used herein as therein defined) in favor of __________ that:

      1.       He/she is a duly authorized officer of the undersigned.

      2.       The undersigned is the Beneficiary under the Letter of Credit.

      3.       The undersigned is entitled to draw under the Letter of Credit.

      IN WITNESS WHEREOF, the undersigned has executed and delivered this Certificate as of the __________ day of __________, 19__.


                                            By
                                              ----------------------------------

                                            Name
                                                --------------------------------

                                            Title                              "
                                                 ------------------------------

             THIS FORMS AN INTEGRAL PART OF OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. __________ DATED __________, 19__

                                    "ANNEX B
                             TO IRREVOCABLE STANDBY
                                LETTER OF CREDIT

                             CERTIFICATE OF TRANSFER

                                                    __________ __, 19__

------------------------------

------------------------------

------------------------------
Attn:  Letter of Credit Department

Gentlemen:

      The undersigned authorized officer of the beneficiary of your Irrevocable Standby Letter of Credit No. __________ (the "Letter of Credit") hereby irrevocably instructs you to transfer the Letter of Credit in its entirety to:

          ------------------------------------------------------------
                              (Name of transferee)

          ------------------------------------------------------------
                                    (Address)

who shall upon your transfer of the Letter of Credit have the sole rights as beneficiary thereof. This request for transfer complies with the requirements of the Letter of Credit pertaining to transfers.

      The original of the Letter of Credit is returned herewith, and in accordance therewith we ask you to endorse the transfer on the reverse thereof and deliver it directly to the above-named transferee together with your customary notice of transfer.

      By this transfer, all rights of the undersigned beneficiary in the Letter of Credit are transferred to the above-named transferee who shall hereafter have the sole rights as beneficiary thereof.



                                            By
                                              ----------------------------------

                                            Name
                                                --------------------------------

                                            Title                              "
                                                 ------------------------------